                                                                   Exhibit 10.35


                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                      SECOND AMENDMENT TO CREDIT AGREEMENT


To the Banks Party to the Credit
  Agreement Identified Below

Gentlemen:

         We refer to the Credit Agreement dated as of August 18, 1999 among Phoenix Home Life Mutual Insurance Company, Bank of Montreal as Arranger and Administrative Agent, Fleet National Bank as Documentation Agent and the Banks party thereto as heretofore amended (the "Credit Agreement"), capitalized terms used without definition below to have the meanings ascribed to them in the Credit Agreement. Upon satisfaction of the conditions precedent to effectiveness set forth below, the Credit Agreement shall be amended as hereinafter set forth:

         Section 1. Amendments to Credit Agreement. The Credit Agreement shall be amended as follows:

                  (a) (Introductory Sentence). The first sentence of the Credit Agreement shall be amended by striking the lower case word "mutual" therefrom.

                 (b) Section 4.2 (Financial Statements). Section 4.2 of the Credit Agreement shall be amended by striking the date "December 31, 1998" wherever such date appears and substituting the date "December 31, 1999" therefor and by striking the date "March 31, 1999" wherever such date appears and substituting the date "March 31, 2000" therefor.

                 (c) Section 6.12 (Year 2000 Assessment). The title and text of
         Section 6.12 of the Credit Agreement shall be deleted and the following shall be substituted therefor:

                  "Section 6.12. Demutualization. The Company shall promptly notify the Administrative Agent (which shall in turn notify the Banks) of the consummation of the Demutualization with such notice to specify any change in the name of the Company which is incident thereto and the name of the Parent. After consummation of the Demutualization, all references herein and in the Notes and any other instruments or documents executed and delivered pursuant hereto to Phoenix Home Life Mutual Insurance Company shall without further action be deemed references to the new or changed name of the Company."

                  (d) Section 7.1 (Events of Default). Section 7.1(h) of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

                  "(h) A Change of Control occurs or the Company ceases (i) prior to the Demutualization to be a mutual insurance company owned by its policyholders or (ii) subsequent to the Demutualization to be a New York stock life insurance company; or"

                  (e) Section 8 (Definitions; Interpretation of Agreement).
         Section 8.1 of the Credit Agreement shall be amended as follows:

                  "(i) The definition of the term "Company" shall be amended by striking the lower case word "mutual" therefrom."

                  (ii) The definition of the term "Termination Date" shall be amended and as so amended shall be restated in its entirety to read as follows: "Termination Date" shall mean October 3, 2001."

                  (iii) Section 8.1 of the Credit Agreement shall be further amended by adding the following additional definitions thereto in proper alphabetical order:

                  "Change of Control" shall mean that, subsequent to the Demutualization, (i) more than 30% of the issued and outstanding Voting Stock of the Parent shall be owned or controlled, either legally or beneficially, by any person, firm or corporation or group of persons, firms or corporations acting in concert or (ii) more than 30% in aggregate of the issued and outstanding Voting Stock of the Company is owned, either legally or beneficially, by persons, firms or corporations other than the Parent."

                  "Demutualization" shall mean a transaction or series of transactions pursuant to which the Company is converted into a stock life insurance company pursuant to Section 7312 of the New York Insurance Law as amended from time to time, the corporate existence of the Company continues, the Company becomes a wholly-owned Subsidiary of the Parent and the financial condition of the Company does not differ materially from its financial condition immediately prior to giving effect to the Demutualization."

                  "Parent" shall mean a corporation of which the Company becomes a direct or indirect wholly-owned subsidiary as part of the Demutualization."

         Section 2. Conditions Precedent to Effectiveness. This Second Amendment to Credit Agreement shall become effective upon satisfaction to following conditions precedent:

                 (a) The Administrative Agent shall have received counterparts hereof which, taken together, bear the signatures of the Company and the Banks.

                 (b) The Administrative Agent shall have received a certificate or certificates of the secretary, an assistant secretary or executive vice president of the Company, satisfactory in form and substance to the Administrative Agent, to the effect that the votes adopted by the Investment Committee on July 16, 1992 have not been rescinded and remain in effect, that the charter and by-laws of the Company have not been amended from those attached to the certificate of John H. Beers, secretary of the Company, dated as of August 18, 1999 and heretofore delivered to the Banks (except for amendments reasonably acceptable to the Administrative Agent) and that the parties designated as authorized to select banks and complete borrowing arrangements on behalf of the Company as set forth in the certificate of David W. Searfoss dated as of August 18, 1999 and heretofore delivered to the Banks remain designated so to do.

         Section 3. Miscellaneous. Except as specifically amended hereby, all of the terms, conditions and provisions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Second Amendment to Credit Agreement need be made in any instrument or document at any time referring to the Credit Agreement, a reference to the Credit Agreement in any of such to be deemed to be a reference to the Credit Agreement as amended hereby. This Second Amendment to Credit Agreement may be executed in counterparts and by separate parties hereto on separate counterparts, each to constitute an original but all but one in the same instrument. This Second Amendment to Credit Agreement shall be governed by and construed in accordance with the internal laws of the state of New York.

         Upon your acceptance hereof in the space provided for that purpose below, this Agreement shall be a contract between us for the purposes hereinabove set forth.

         Executed and delivered as of this 14th day of September 2000.

                                       PHOENIX HOME LIFE MUTUAL INSURANCE
                                          COMPANY

                                       By /s/ Raymond E. Cummings
                                          --------------------------------------
                                          Raymond E. Cummings
                                          Its Vice President Treasurer

         Accepted and agreed to as of the day and year last above written.

                                       BANK OF MONTREAL

                                       By /s/ Brain L. Banke
                                          --------------------------------------
                                          Brain L. Banke
                                          Its Director

                                       FLEET NATIONAL BANK

                                       By /s/ Celeste Echlin
                                          --------------------------------------
                                          Celeste Echlin
                                          Its Vice President

                                       THE CHASE MANHATTAN BANK

                                       By /s/ Peter Platter
                                          --------------------------------------
                                          Peter Platter
                                          Its Vice President

                                       DEUTSCHE BANK AG, NEW YORK AND/OR
                                          CAYMAN ISLAND BRANCHES

                                       By /s/ Susan A. Maros
                                          --------------------------------------
                                          Susan A. Maros
                                          Its Managing Director

                                       By /s/ George Korchowsky
                                          --------------------------------------
                                          George Korchowsky
                                          Its Vice President

                                       KEYBANK NATIONAL ASSOCIATION

                                       By /s/ Sherrie J. Manson
                                          --------------------------------------
                                          Sherrie J. Manson
                                          Its Vice President

                                       STATE STREET BANK AND TRUST COMPANY

                                       By /s/ Edward M. Anderson
                                          --------------------------------------
                                          Edward M. Anderson
                                          Its Vice President

                                       SUN TRUST BANK, ATLANTA

                                       By /s/ W. David Wisdom
                                          --------------------------------------
                                          W. David Wisdom
                                          Its Vice President